UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

DATE OF REPORT (Date of earliest event reported): June 23, 2009

001-33635

(Commission file number)

CARDIUM THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	27-0075787
(State of incorporation)	(IRS Employer Identification No.)

12255 El Camino Real, Suite 250 San Diego, California 92130	(858) 436-1000
(Address of principal executive offices)	(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

(a) Sale of Promissory Note and Warrant.

On June 23, 2009, Cardium Therapeutics, Inc., a Delaware corporation (“Cardium”), completed a second closing under that certain Promissory Note and Warrant Purchase Agreement dated June 11, 2009, by and among Cardium and certain accredited investors. In this second closing, Cardium issued to one investor a promissory note in the principal amount of $150,000 and a warrant to purchase up to 100,500 shares of Cardium’s common stock. In connection with the second closing, Empire Asset Management Company received from the gross proceeds of the closing a commission equal to approximately $9,000 and a warrant to purchase 6,030 shares of Cardium’s common stock.

The securities issued in connection with the second closing are substantially identical to those issued in connection with the initial closing on June 11, 2009. Cardium reported the initial closing in a Current Report on Form 8-K filed with the Securities and Exchange Commission (the “Commission”) on June 16, 2009 (the “June 16 Form 8-K”), and the information set forth in Item 1.01 thereof is incorporated herein by reference.

(b) Senior Subordinated Secured Promissory Note Amendment.

Cardium entered into an amendment of the terms of an aggregate principal amount of $3,500,000 of senior subordinated secured promissory notes (the “Subordinated Notes”) issued pursuant to that certain Note and Warrant Purchase Agreement dated February 27, 2009 among Cardium, InnerCool Therapies, Inc., Tissue Repair Company and the purchasers of the Subordinated Notes pursuant to which the maturity date of the Subordinated Notes was effectively extended from June 27, 2009 to July 11, 2009. Cardium reported the issuance of the Subordinated Notes in a Current Report on Form 8-K filed with the Commission on March 5, 2009.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information provided in Item 1.01(a) above is hereby incorporated by reference into this Item 2.03.

Item 3.02	Unregistered Sales of Equity Securities.

The information set forth in Item 3.02 of the June 16 Form 8-K is hereby incorporated by reference into this Item 3.02.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

4.1*	Form of Promissory Note (a note in substantially this form was issued to the investor at closing)

4.2*	Form of Common Stock Purchase Warrant (a warrant in substantially this form was issued to the investor and Empire Asset Management Company at closing)

4.3	Form of Amendment to Promissory Notes, dated as of June 23, 2009, by and among Cardium and the holders of the Subordinated Notes

10.1*	Form of Promissory Note and Warrant Purchase Agreement, dated as of June 11, 2009, by and among Cardium and each investor (an agreement on substantially this form was signed by each investor)

10.2*	Placement Agency Agreement dated June 5, 2009, by and between Cardium and Empire Asset Management Company

*	Incorporated by reference to the corresponding Exhibit number on Cardium’s Current Report on Form 8-K filed with the Securities and Exchange Commission on June 16, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARDIUM THERAPEUTICS, INC.

Date: June 29, 2009	By:	/s/ Christopher J. Reinhard
Christopher J. Reinhard
Chief Executive Officer